EXHIBIT 3.0



SEE LEGEND ON REVERSE

   NUMBER                                                               SHARES
   WD 1092                                                           ***34900***
COMMON STOCK                 WORLD DIAGNOSTICS, INC.
              Incorporated under the Laws of the State of Delaware

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

                                                    CUSIP 98145B 10 5

THIS CERTIFIES THAT KEN PETERS

is the owner of ****THIRTY FOUR THOUSAND NINE HUNDRED****

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE
                        PAR VALUE OF $.001 PER SHARE OF
----------------------------WORLD DIAGNOSTICS, INC.-----------------------------

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents.
This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: 03/17/99

/s/ Maureen Besson           WORLD DIAGNOSTICS, INC.            /s/ Ken Peters
    SECRETARY                   CORPORATE SEAL                      PRESIDENT
                                1997 DELAWARE

Countersigned and Registered:
    MANHATTAN TRANSFER REGISTRAR CO.
                (Holbrook, N.Y.)
                      Transfer Agent and Registrar
     /s/ [ILLEGIBLE]
                              Authorized Signature

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common  UNIF GIFT MIN ACT - ...Custodian...
TEN ENT - as tenants by the entireties              (Cust)     (Minor)
JT TEN  - as joint tenants with right of          under Uniform Gift to Minors
          survivorship and not as tenants         Act ........................
          in common                                        (State)

    Additional abbreviations may also be used though not in the above list.

* For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITER NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________

Signature(s) Guaranteed       _________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST:
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT, OR ANY CHANGE WHATEVER.

By: ___________________________________________________________________________
    THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17 Ad-15

TRANSFER AGENT:  Manhattan Transfer Registrar Co.
                 P.O. Box 361
                 Holbrook, New York 11741
                 (516) 585-7341

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF
THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.